                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 Schedule 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                 SUNSOURCE L.P.
                                (Name of Issuer)

                                 SUNSOURCE L.P.
                      (Name of Person(s) Filing Statement)

     CLASS A LIMITED PARTNERSHIP INTERESTS AND DEPOSITARY RECEIPTS THEREFOR
                         (Title of Class of Securities)

                                   867942-10-4
                      (CUSIP Number of Class of Securities)

     CLASS B LIMITED PARTNERSHIP INTERESTS AND DEPOSITARY RECEIPTS THEREFOR
                         (Title of Class of Securities)

                                   867942-20-3
                      (CUSIP Number of Class of Securities)

Joseph M. Corvino                                   copy to:
SunSource L.P.                                      Donald A. Scott, Esquire
2600 One Logan Square                               Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103                              2000 One Logan Square
(215) 665-3650                                      Philadelphia, PA 19103
                                                    (215) 963-5206
(Name, Addresses and Telephone Numbers of Persons Authorized to Receive Notices
            and Communications on Behalf of Person Filing Statement)

     This statement is filed in connection with (check the appropriate box):
a. |X| The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [ss. 240.13e-3(c)] under the
       Securities Exchange Act of 1934.
b. |_| The filing of a registration statement under the Securities Act of 1933.
c. |_| A tender offer.
d. |_| None of the above.
Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: |X|
Calculation of Filing Fee

     ------------------------------             ----------------------------
         Transaction valuation*                     Amount of filing fee
              $ 119,896,784                               $ 23,979
     ------------------------------             ----------------------------

* Pursuant to Rule 0-11(a)(4), based on the sum of cash, book value of the Trust Preferred Securities and, because the Corporation will have a capital deficit, one-third of the par value of the Common Stock.
|_| Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the0 Form or Schedule and the date of its filing.
Amount Previously Paid: _____________________
Form or Registration No. _____________________
Filing Party:
Date Filed: ______________________


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                                        INTRODUCTORY NOTE

         This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") relates to a proposed merger pursuant to which SunSource L.P. will be converted to corporate form and holders of limited partnership interests will receive cash and shares of Trust Preferred Securities or shares of Common Stock (the "Transaction"). The Transaction is described in the Preliminary Proxy Statement, a copy of which is attached as Exhibit 17(d) (the "Preliminary Proxy Statement").

         The information contained in the Preliminary Proxy Statement is incorporated by reference in answer to the items of this Schedule 13E-3 and the Cross Reference Sheet set forth belows shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Schedule 13E-3. The information contained in the Preliminary Proxy Statement, including the exhibits thereto, is hereby expressly incorporated by reference and the responses to each item herein are qualified in their entirety by the provisions of the Preliminary Proxy Statement and the exhibits thereto.



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                                               CROSS REFERENCE SHEET
                                        (Pursuant to General Instruction F
                                                to Schedule 13E-3)

     Item in                                         Location in
Schedule 13E-3                              Preliminary Proxy Statement

Item  1  (a)                        SUMMARY  -  The Partnership, the Corporation and the Trust.

         (b) - (d)                  MARKET PRICES AND DISTRIBUTIONS.

         (e) - (f)                  Not applicable.

Item 2   (a) - (d)                  AVAILABLE INFORMATION; MANAGEMENT; SECURITY
                                    OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                    MANAGEMENT.

         (e) - (f)                  With respect to the persons listed in MANAGEMENT, none.

         (g)                        MANAGEMENT.

Item 3   (a) - (b)                  Not applicable.

Item 4   (a) - (b)                  SUMMARY - Overview of the Conversion; - Structure of the
                                    Conversion;  SPECIAL FACTORS RELATING TO THE
                                    CONVERSION - Terms of the Conversion.

Item 5   (a) - (c)                  Not applicable.

         (d)                        MARKET PRICES AND DISTRIBUTIONS.

         (f) - (g)                  Not applicable.

Item 6   (a)                        SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Source and Amount of Funds.

         (b)                        SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Fees and Expenses.

         (c)                        SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Source and Amount of Funds.



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



        (d)                         Not applicable.

Item 7  (a) - (c)                   SUMMARY - Reasons to Convert to Corporate Form; -
                                    Alternatives to the Conversion; SPECIAL FACTORS RELATING
                                    TO THE CONVERSION - Background of the Conversion; -
                                    Alternatives to the Conversion; - Reasons to Convert to Corporate
                                    Form.

        (d)                         SUMMARY - Structure of the Conversion; -
                                    Summary of Certain Federal Income Tax
                                    Consequences; SPECIAL FACTORS RELATING TO
                                    THE CONVERSION - Terms of the Conversion;
                                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

Item 8  (a) - (b)                   SUMMARY - Special Committee; - Recommendation of General
                                    Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Background of the
                                    Conversion; - Reasons to Convert to Corporate Form; - Allocation
                                    of Securities Between Limited Partner Interests and General
                                    Partner Interests; Recommendation of Special Committee; -
                                    Opinion of  Smith Barney; - Recommendation of the General
                                    Partner and Fairness Determination.

        (c)                         SUMMARY - Voting at the Special Meeting;
                                    VOTING AND PROXY INFORMATION - Vote
                                    Required; Quorum.

        (d)                         SUMMARY - Risk Factors, Adverse Effects and
                                    Other Important Considerations; RISK
                                    FACTORS, ADVERSE EFFECTS AND OTHER IMPORTANT
                                    CONSIDERATIONS - Risks related to the
                                    Conversion - No Independent Representation.

        (e)                         SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Background of the Conversion.

        (f)                         Not applicable.

Item 9 (a) - (c)                    SUMMARY - Special Committee; - Recommendation of General
                                    Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Background of the
                                    Conversion; - Allocation of Securities Between Limited Partner
                                    Interests and General Partner Interests; Recommendation of
                                    Special Committee; - Opinion of  Smith Barney; -
                                    Recommendation of the General Partner and Fairness
                                    Determination; EXHIBIT C - Smith Barney Fairness Opinion.

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



Item 10   (a)                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                    OWNERS AND MANAGEMENT.

          (b)                       None.

Item 11                             None.

Item 12   (a)                       SUMMARY - Voting at the Special
                                    Meeting; VOTING AND PROXY INFORMATION - Vote
                                    Required; Quorum.

          (b) SUMMARY - Recommendation of General Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Recommendation of the General Partner and Fairness
                                    Determination.

Item 13   (a)                       SUMMARY - No Appraisal Rights; VOTING
                                    AND PROXY INFORMATION - No Appraisal Rights.

          (b) - (c)                 Not applicable.

Item 14   (a) - (b)                 INCORPORATION OF CERTAIN DOCUMENTS BY
                                    REFERENCE; SUMMARY FINANCIAL INFORMATION OF
                                    THE PARTNERSHIP AND SUMMARY UNAUDITED PRO
                                    FORMA FINANCIAL INFORMATION OF THE
                                    CORPORATION; SELECTED FINANCIAL INFORMATION;
                                    FINANCIAL STATEMENTS.

Item 15   (a) - (b)                 VOTING AND PROXY INFORMATION - Solicitation of
                                    Proxies.

Item 16                             Preliminary Proxy Statement.

Item 17   (a)                       Loan agreement to be filed by amendment.

          (b)                       Smith Barney Fairness Opinion (Exhibit C to Preliminary Proxy
                                    Statement.)

          (c)                       Not applicable.



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
          (d)                       Preliminary Proxy Statement.

          (e)                       Not applicable.

          (f)                       Not applicable.

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



Item 1.  Issuer and Class of Security Subject to the Transaction

         (a)                        SUMMARY  -  The Partnership, the Corporation and the Trust.

         (b) - (d)                  MARKET PRICES AND DISTRIBUTIONS.

         (e) - (f)                  Not applicable.

Item 2.  Identity and Background

         (a) - (d)                  AVAILABLE INFORMATION; MANAGEMENT; SECURITY
                                    OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                    MANAGEMENT.

         (e) - (f)                  With respect to the persons listed in MANAGEMENT, none.

         (g)                        MANAGEMENT.

Item 3.  Past Contacts, Transactions or Negotiations

         (a) - (b)                  Not applicable.

         (a) - (b)                  SUMMARY - Overview of the Conversion; - Structure of the
                                    Conversion;  SPECIAL FACTORS RELATING TO THE
                                    CONVERSION - Terms of the Conversion.

Item 4.  Terms of the Transaction

         (a) - (b)                  SUMMARY - Overview of hte Conversion; - Structure of the
                                    Conversion; SPECIAL FACTORS RELATING TO THE
                                    CONVERSION - Terms of the Conversion.

Item 5.  Plans or Proposals of the Issuer or Affiliate

         (a) - (c)                  Not applicable.

         (d)                        MARKET PRICES AND DISTRIBUTIONS.

         (f) - (g)                  Not applicable.

Item 6. Source and Amounts of Funds or Other Consideration


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
        (a)                         SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Source and Amount of Funds.

        (b)                         SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Fees and Expenses.

        (c)                         SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Source and Amount of Funds.

        (d)                         Not applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects

        (a) - (c)                   SUMMARY - Reasons to Convert to Corporate Form; -
                                    Alternatives to the Conversion; SPECIAL FACTORS RELATING
                                    TO THE CONVERSION - Background of the Conversion; -
                                    Alternatives to the Conversion; - Reasons to Convert to Corporate
                                    Form.

        (d)                         SUMMARY - Structure of the Conversion; -
                                    Summary of Certain Federal Income Tax
                                    Consequences; SPECIAL FACTORS RELATING TO
                                    THE CONVERSION - Terms of the Conversion;
                                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

Item 8.  Fairness of the Transaction

        (a) - (b)                   SUMMARY - Special Committee; - Recommendation of General
                                    Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Background of the
                                    Conversion; - Reasons to Convert to Corporate Form; - Allocation
                                    of Securities Between Limited Partner Interests and General
                                    Partner Interests; Recommendation of Special Committee; -
                                    Opinion of  Smith Barney; - Recommendation of the General
                                    Partner and Fairness Determination.

        (c)                         SUMMARY - Voting at the Special Meeting;
                                    VOTING AND PROXY INFORMATION - Vote
                                    Required; Quorum.

        (d)                         SUMMARY - Risk Factors, Adverse Effects and
                                    Other Important Considerations; RISK
                                    FACTORS, ADVERSE EFFECTS AND OTHER IMPORTANT
                                    CONSIDERATIONS - Risks related to the
                                    Conversion - No Independent Representation.


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


        (e)                         SPECIAL FACTORS RELATING TO THE CONVERSION -
                                    Background of the Conversion.

        (f)                         Not applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations

        (a) - (c)                   SUMMARY - Special Committee; - Recommendation of General
                                    Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Background of the
                                    Conversion; - Allocation of Securities Between Limited Partner
                                    Interests and General Partner Interests; Recommendation of
                                    Special Committee; - Opinion of  Smith Barney; -
                                    Recommendation of the General Partner and Fairness
                                    Determination; EXHIBIT C - Smith Barney Fairness Opinion.

Item 10.  Interest in Securities of the Issuer

        (a)                         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                    OWNERS AND MANAGEMENT.

        (b)                         None.

Item 11.  Contracts, Arrangements or Understandings with Respect to the Issuer's
Securities
                                    None.

Item 12.  Present Intention and Recommendation of Certain Persons with Regard to the
Transaction

        (a)                         SUMMARY - Voting at the Special Meeting;
                                    VOTING AND PROXY INFORMATION - Vote
                                    Required; Quorum.

        (b) SUMMARY - Recommendation of General Partner and Fairness Determination; SPECIAL FACTORS
                                    RELATING TO THE CONVERSION - Recommendation of the General Partner and Fairness
                                    Determination.

Item 13.  Other Provisions of the Transaction

        (a)                         SUMMARY - No Appraisal Rights; VOTING AND
                                    PROXY INFORMATION - No Appraisal Rights.


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
        (b) - (c)                   Not applicable.

Item 14.  Financial Information

        (a) - (b)                   INCORPORATION OF CERTAIN DOCUMENTS BY
                                    REFERENCE; SUMMARY FINANCIAL INFORMATION OF
                                    THE PARTNERSHIP AND SUMMARY UNAUDITED PRO
                                    FORMA FINANCIAL INFORMATION OF THE
                                    CORPORATION; SELECTED FINANCIAL INFORMATION;
                                    FINANCIAL STATEMENTS.

Item 15.  Persons and Assets Employed, Retained or Utilized

        (a) - (b)                   VOTING AND PROXY INFORMATION - Solicitation of
                                    Proxies.

Item 16.  Additional Information

                                    Preliminary Proxy Statement.

Item 17.  Material to be Filed as Exhibits

        (a)                         Loan agreement to be filed by amendment.

        (b)                         Smith Barney Fairness Opinion (Exhibit C to Preliminary Proxy
                                    Statement.)

        (c)                         Not applicable.

        (d)                         Preliminary Proxy Statement.

        (e)                         Not applicable.

        (f)                         Not applicable.





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                                    SIGNATURE

        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                             December 27, 1996

                             SUNSOURCE L.P.

                             By SDI Partners I, L.P.
                             Its General Partner
                             By Lehman/SDI, Inc.
                             Its General Partner


                             By /s/ Joseph M. Corvino
                                ------------------------
                                Joseph M. Corvino
                                Vice President - Finance

                                  EXHIBIT INDEX


                                                                                        Sequentially
Exhibit                                                                                 Numbered
Number                              Description                                             Page

  17(a)                    Not applicable.

  17(b)                    Smith Barney Fairness Opinion (Exhibit C to
                             Preliminary Proxy Statement)

  17(c)                    Not applicable.

  17(d)                    Preliminary Proxy Statement

  17(e)                    Not applicable.

  17(f)                    Not applicable.



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